UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2012

ROADSHIPS HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-141907	20-5034780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

284 W Millbrook Road
Raleigh NC 27609
919-846-5229
www.roadships.us

Registrant’s telephone number, including area code: 919-846-5229

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ROADSHIPS HOLDINGS, INC.
CURRENT REPORT ON FORM 8-K

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 7.01 Regulation FD

Item 9.01 Financial Statements and Exhibits

Exhibit – 10.1 Employment Agreement for Michael Norton-Smith

Signatures

Item 1.01  Entry into a Material Definitive Agreement

Employment Agreement with Michael Norton-Smith

The information provided in Item 5.02 below is hereby incorporated by reference to this Item 1.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 20, 2012, the Board of Directors of Roadships Holdings, Inc. (the “Company” or “Registrant”) appointed Mr. Michael Norton-Smith as member of the Board of Directors of the Company and as Chief Financial Officer.  Pursuant to his employment agreement (the “MNS Agreement”) attached hereto as Exhibit 10.1, as Chief Financial Officer Mr. Norton-Smith will be in complete charge of the financial operations of the Registrant, with full authority and responsibility, subject to the general direction, approval, and control of the Company's Board of Directors, to develop and analyze business planning for capital expenditures, inventory management, 5 year strategic planning, and preparation of budgets and forecasts.

Mr. Norton-Smith was not appointed to the Company’s Board of Directors pursuant to any arrangement or understanding with any other person. Additionally, Mr. Norton-Smith does not have an interest requiring disclosure under Item 404(a) of Regulation S-K. Mr. Norton-Smith will not receive an annual salary for his service as Chief Financial Officer and Director. Pursuant to the MNS Agreement Mr. Norton-Smith also received a stock option award, to purchase 10,000,000 shares of common stock at a price of $0.001 per share.  The option may be exercised in whole or in part, but may only be exercised in lots of Twenty Five Thousand (25,000) shares. Mr. Norton-Smith shall not have any of the rights of, nor be treated as, a shareholder with respect to the shares until he has exercised the option and has become the shareholder of record of those shares.  This option may only be exercised by Mr. Norton-Smith during the term of his employment and as follows:

The option to purchase 5,000,000 shares shall vest immediately and expire on or before April 19, 2013.

The option to purchase the remaining 5,000,000 shares shall vest after April 19, 2013 and expire on April 19, 2014.

Item 7.01  Regulation FD

Michael Norton-Smith, age 65, is a certified public accountant in Australia. Mr. Norton-Smith, brings 35 years of financial and corporate experience to Roadships Holdings, Inc.  His engagement is expected to assist the Company with its efforts to implement profitable operations.  During the past five years, Mr. Norton-Smith has held the following positions:

Position(s) Held	From	To	Employer	Business Operations
CFO, Director	2011	Present	Novagen Solar, Inc.	environmental solutions
Director, Secretary	2009	Present	ACN 108 217 947 Pty Ltd	accounting & taxation services
Chief Financial Officer	2011	Present	Loadstone Motor Corporation Pty Ltd.	engine development
Director, Secretary	2003	Present	Patanga Investments Pty Ltd.	consulting cervices
Director, Secretary, CFO	2010	Present	Remote Contractors Pty Ltd.	earthmoving contractor
Director	2006	Present	Classic Livestock Management Services Pty Ltd.	livestock assessment
Director	2010	Present	Colgold Ltd.	abalone farming
Director	2007	Present	MNSRA Pty Ltd.	plantation investment
Director, Secretary	2010	Present	Platinum River Developments Pty Ltd.	property development
Director, Secretary	2010	Present	Queensland Venture Capital Pty Ltd.	non-operating
Director, Secretary	2010	Present	Southdav Australia Pty Ltd.	non-operating
Director, Secretary	2010	Present	Southdav Australia Pty Ltd.	non-operating
Director/Secretary	2010	Present	JJM Property Investments Pty Ltd.	non-operating
Director/Secretary	2009	Present	Carbonleaf Limited	non-operating

Item 9.01   Financial Statements and Exhibits

(d)	Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit

Exhibit – 10.1 Employment Agreement for Michael Norton-Smith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 20, 2012	Roadships Holdings, Inc.

By: /s/ Michael Nugent
Michael Nugent
Chief Executive Officer

Exhibit Index

Exhibit – 10.1 Employment Agreement for Michael Norton-Smith